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                                                                  EXHIBIT 10.132

Daniels & Associates                              Jefferson Capital Group, Ltd.
767 Fifth Avenue                                  One James Center, Ste. 1400
48th Floor                                        901 East Cary Street
New York, NY 10053                                Richmond, VA 23219


                                 January 1, 1995



Carolco Pictures Inc.
8800 Sunset Boulevard
Los Angeles, CA 90069

Attn:     Robert W. Goldsmith
          Senior Vice President

Gentlemen:

     We are pleased to set forth the terms of the retention of Daniels & Associates, L.P. and Jefferson Capital Group, Ltd. (collectively, the "Financial Advisors") by Carolco Pictures Inc. (collectively with its affiliates, the "Company"). The Financial Advisors will assist the Company in connection with the activities enumerated in paragraph 1 below (collectively, the "Transaction"). This Agreement shall supersede any and all prior agreements or arrangements between the Company and the Financial Advisors, except for any indemnification agreements.

     1. In connection with their activities hereunder, the Financial Advisors will, among other things, (a) review and familiarize themselves with the business, operations, properties, financial condition and prospects of the Company and its subsidiaries; (b) review the Company's capital structure; (c) make specific recommendations to the Company with respect to a transaction or series of transactions necessary to restructure the Company's capital structure and its operations to more appropriately reflect the Company's financial condition and future prospects; (d) assist the Company in an analysis of the value of the Company and it subsidiaries under differing financial scenarios;
(e) assist in the structuring and placing of debt and equity securities of the Company to the extent requested by the Company; (f) assist in structuring and placing an appropriate working capital facility; (g) assist in analyzing the possible sale of all or substantially all of the Company's film library rights (in a single transaction or series of related transactions) or the sale of other assets of the Company; (h) assist in structuring the securities and/or other types of considerations which may be offered to holders ("Holders") of the Company's outstanding debt and equity securities including the amounts outstanding under: (i) the existing Carolco Credit Facility with Credit Lyonnais Bank Nederland N.V.; (ii) the 11.5%/10% Reducing Rate Senior Notes due 2000; (iii) the 13%/12% Reducing Rate Senior Subordinated Notes due 1999; (iv) the 13% Senior Subordinated Notes due December 1, 1996; (v) the note payable to the Guilds; (vi) the Series A Convertible Preferred Stock; (vii) the 7% Convertible Subordinated Notes due 2006; (viii) the 5% Payment-in-Kind Convertible Subordinated Notes due 2002; and (ix) the common stock of the Company (collectively, the "Securities") in any Exchange Transaction (as defined below) proposed by the Company and in preparing the required documentation relating thereto; (i) to the extent consistent with applicable securities laws, as outlined by the Company's legal advisors, including, without limitation,
Section 3(a)(9) of the Securities Act
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(as defined below), assist the Company in its communications with the Holders and their representatives and in the negotiation of a plan of financial restructuring proposed by the Company; and (j) to the extent consistent with applicable securities laws, as outlined by the Company's legal advisors, including, without limitation, Section 3(a)(9) of the Securities Act, assist the Company in effecting any Exchange Transaction and financing proposed by the Company. As used herein, the term "Exchange Transaction" shall mean, collectively, one or more exchanges and/or purchases of securities by the Company with or from Holders of the Securities in compliance with the Securities Act of 1933, as amended, including any applicable exemption therefrom (such act and the rules and regulations promulgated thereunder being hereinafter collectively referred to as the "Securities Act"), on which the Financial Advisors have rendered advice. The Financial Advisors acknowledge that they will be non-exclusive financial advisors and agents of the Company in connection with the activities described in paragraphs (a) through (j) above during the term hereof.

     2. In connection with the Financial Advisors' activities on the Company's behalf, the Company will cooperate with the Financial Advisors and provide them with all information and data concerning the Company and the Transaction (the "Information") which the Financial Advisors deem appropriate and will provide the Financial Advisors and any prospective financing sources with access to the Company's officers, directors, employees, independent accountants and legal counsel. The Financial Advisors agree to use such Information only in connection with their agreement herein, unless otherwise agreed to by the Company in writing. The Financial Advisors agree that such Information will be subject to a separate confidentiality agreement acceptable to the Company. The Company represents and warrants that to the best of its knowledge all Information (a) made available to the Financial Advisors by the Company, or (b) contained in any memorandum, offering document or solicitation statement prepared by the Company with respect to the Transaction (the "Memorandum") will, at all times during the period of the engagement of the Financial Advisors hereunder, be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they are made. The Company further represents and warrants that any projections provided by it to the Financial Advisors will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that in rendering their services hereunder, the Financial Advisors will be using and relying on the Information (and information available from public sources and other sources deemed reliable by the Financial Advisors) without independent verification thereof by the Financial Advisors or independent appraisal by the Financial Advisors of any of the Company's assets. The Financial Advisors do not assume responsibility for the accuracy or completeness of the Information or any other information regarding the Company, or any Transaction. Any advice rendered by the Financial Advisors pursuant to this Agreement may not be disclosed publicly without the Financial Advisors' prior written consent unless required by law, rule or regulation. The Financial Advisors acknowledge that the relationship created pursuant to this Agreement between the Company and the Financial Advisors will constitute a related party transaction required to be publicly disclosed by the Company in accordance with Federal securities law. The Financial Advisors further acknowledge that this Agreement shall be of no force or effect unless and until it shall have been approved by the Board of Directors of the Company.
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     3.   In consideration of our services pursuant to this Agreement, the
Financial Advisors shall be entitled to receive, and the Company agrees to pay the Financial Advisors a fixed fee of $1,800,000, payable over twelve months at the rate of $150,000 per month on the 15th day of each month. All fees due under this paragraph 3 shall be paid 60% to Daniels & Associates and 40% to Jefferson Capital Group, Ltd.

     4. In addition to the fees described in paragraph 3 above, the Company agrees to promptly reimburse the Financial Advisors, upon request from time to time, for all out-of-pocket expenses incurred by the Financial Advisors (including reasonable fees and disbursements of counsel, and of other consultants and advisors retained by the Financial Advisors, provided the retention of such other consultants and advisors had been approved in advance by the Company) in connection with the matters contemplated by this Agreement. The Financial Advisors will supply to the Company, upon request for reimbursement, documentation supporting such expenses as the Company may reasonably request. Notwithstanding the foregoing, the Company's obligation to reimburse the Financial Advisors pursuant to this paragraph 4 shall not exceed $100,000.

     5. The Company agrees to indemnify the Financial Advisors in accordance with the indemnification provisions in Schedule I (the "Indemnification Provision") attached to this Agreement, which Indemnification Provisions are incorporated herein and made a part hereof.

     6. Either party hereto may terminate this Agreement at any time upon written notice. Neither termination of this Agreement nor completion of the assignment contemplated hereby shall affect: (i) any compensation to which the Financial Advisors are entitled pursuant to paragraph 3 hereof, (ii) the reimbursement of expenses incurred by the Financial Advisors up to the date of termination or completion of the assignment contemplated hereby, as the case may be, (iii) the provisions of paragraphs 4-6, inclusive, of this Agreement, and
(iv) the attached Indemnification Provisions which are incorporated herein, all of which shall remain operative and in full force and effect. Notwithstanding the foregoing, (i) in the event the Financial Advisors terminate this Agreement at any time on or before twelve months from the date of this Agreement or the Company terminates this Agreement at any time after six months from the date of this Agreement, the Company's obligation to make the payments set forth in paragraph 3 shall cease immediately and (ii) in the event the Company terminates this Agreement at any time on or before six months from the date of this Agreement, the Company's obligation to make the payments set forth in paragraph 3 shall be limited to $900,000.

     8. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be fully performed therein.

     9.   The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns. Notwithstanding the foregoing, this Agreement may not be assigned by any party hereto without the express written consent of the other parties.
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     10.  For the convenience of the parties, any number of counterparts of this
Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended except in writing signed by the parties hereto.

     If the foregoing correctly sets forth our Agreement, please sign this enclosed copy of this letter in the space provided and return it to us.

                              Sincerely yours,

                              DANIELS & ASSOCIATES, L.P.
                              By:  Daniels Partners, Inc., its general partner


                              By:  /s/ Michael E. Garstin
                                  ------------------------------
                                        Michael E. Garstin
                                        Executive Vice President


                              JEFFERSON CAPITAL GROUP, LTD.


                              By:    /s/ R. Timothy O'Donnell
                                    -----------------------------
                                        R. Timothy O'Donnell
                                        President


CONFIRMED AND AGREED TO THIS 19th DAY OF JANUARY , 1995

CAROLCO PICTURES INC.


By:   /s/ Robert W. Goldsmith
    ---------------------------
     Robert W. Goldsmith
     Senior Vice President
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                                   SCHEDULE I

                         THE INDEMNIFICATION PROVISIONS


The Company (as such term is defined in the Agreement) agrees to indemnify and hold harmless the Financial Advisors against any and all claims, damages, actions, proceedings, investigations, demands, liabilities, damages, judgments, awards, assessments, losses and costs, including fees and expenses, arising out of or in connection with any investigation or the services rendered by the Financial Advisors under this Agreement, and will reimburse the Financial Advisors for all such fees and expenses including the reasonable fees of counsel as they are incurred by the Financial Advisors in connection with pending or threatened litigation whether or not the Financial Advisors are a party. The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result primarily from the Financial Advisors' gross negligence, willful misconduct or bad faith. The Company also agrees that the Financial Advisors shall have no liability for claims, liabilities, damages, losses or expenses, including legal fees, incurred by the Company unless they are determined by final judgment of a court of competent jurisdiction to result primarily from the Financial Advisors' gross negligence, willful misconduct or bad faith.

     In the event that the foregoing indemnity is unavailable to the Financial Advisors, then the Company shall contribute to amounts paid or payable by the Financial Advisors with respect of such losses, claims, damages, costs, judgments, fines, liabilities or amounts paid in settlement in the proportion that the Company's interest bears to the Financial Advisors' interest in the matters contemplated by this Agreement (if the Financial Advisors' engagement concerns an acquisition, divestiture or financing, the Company's interest shall be deemed to be an amount equal to the proposed or actual consideration to be paid or received by the Company and the Financial Advisors' interest shall be deemed to be an amount equal to the fees actually paid to it in connection with such engagement). If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or otherwise, then the Company shall contribute to such amount paid or payable by it in such proportion as is appropriate to reflect not only such relative interests but also the relative fault of the Company on the one hand and the Financial Advisors on the other hand in connection with the matters as to which such losses, claims, damages, costs, judgments, fines, liabilities or amounts paid in settlement relate and other equitable considerations.

     In case any action shall be brought against the Financial Advisors with respect to which indemnity may be sought against the Company under this Agreement, the Financial Advisors shall promptly notify the Company in writing and the Company shall, if requested by the Financial Advisors, assume the defense thereof, including the employment of counsel and payment of all fees and expenses related thereto. The Financial Advisors shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Financial Advisors, unless: (i) the Company has failed to assume the defense and employ counsel, or (ii) the named parties to any such action (including any impleaded parties) include the Financial Advisors and the Company, and the Financial Advisors shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company; provided, however, that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one such firm of separate counsel, in addition to any local counsel. The Company shall not be liable for any settlement of any
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Schedule I
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such action effected without the written consent of the Company, and the Company agrees to indemnify and hold harmless the Financial Advisors from and against any loss or liability by reason of settlement of any action effected with the consent of the Company.